TWEEDY, BROWNE GLOBAL VALUE FUND
                       TWEEDY, BROWNE AMERICAN VALUE FUND

                         Supplement dated April 15, 2005
                       To Prospectus dated August 1, 2004


     The Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund (the "Funds") hereby supplement their Prospectus dated August 1, 2004 with the following information:

     Effective immediately after net asset valuation on Wednesday, May 4, 2005, each of the Funds will no longer accept further investments until further notice, with the following exceptions:

                    o Existing shareholders of either Fund may add to their accounts, including through reinvestment of distributions.
                    o Financial advisors who currently have clients invested in either Fund may open new accounts and add to such accounts where operationally feasible.
                    o Participants in retirement plans utilizing a Fund as an investment option on May 4, 2005 may designate either Fund where operationally feasible.
                    o Employees of Tweedy, Browne and their family members may open new accounts and add to such accounts.
                    o Existing separate account clients of Tweedy, Browne may open new accounts in either Fund and may add to such accounts.

     The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.